EXHIBIT 23(e)



                                     CONSENT


     We hereby consent to the summarization of our opinion in this Registration Statement on Form S-4 and to all references to our firm included in or made part of this Registration Statement on Form S-4.




                                   /s/ Joseph D. Edwards
                                   ------------------------
                                   Joseph D. Edwards
                                   ANNIS, MITCHELL, COCKEY, EDWARDS & ROEHN
                                   Post Office Box 3433
                                   Tampa, Florida  33601
                                   (813) 229-3321
                                   (813) 223-9076 (FAX)



Tampa, Florida
August 7, 1995